JENNISON SELECT GROWTH FUND, A SERIES OF
STRATEGIC PARTNERS OPPORTUNITY FUNDS

SUPPLEMENT DATED JULY 19, 2007

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED JUNE 4, 2007

SUMMARY

The Prospectus and Statement of Additional Information for the Class L, Class M and New Class X (Class X) shares consists of this Supplement and the Fund’s Prospectus and Statement of Additional Information, each dated June 4, 2007 (each of which is incorporated herein by reference). This Supplement describes the features of the Fund’s Class L, Class M and Class X shares. This Supplement may not be used for the purchase of any other shares of the Fund, including the Fund’s Class A, Class B, Class C and Class Z shares. For additional information about the Fund, you should refer to the Fund’s Prospectus and Statement of Additional Information dated June 4, 2007, except where specific information is provided in this Supplement, in which case the disclosure provided in this Supplement is controlling.

The Class L, Class M and Class X shares will not be offered to new purchasers and will only be available through exchange from the same class of shares of certain other Strategic Partners and JennisonDryden mutual funds.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund’s investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term.

We normally invest at least 65% of the Fund’s total assets in equity and equity-related securities of companies that we believe have strong capital appreciation potential. These companies are generally medium- to large- capitalization companies.

The equity and equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. The Fund also may invest in foreign securities. The Fund may actively and frequently trade its portfolio securities.

We’re Growth Investors

In deciding which equities to buy, we use what is known as a growth investment style to select approximately 20-50 securities.We consider selling or reducing an equity position when, in the opinion of the portfolio manager, the equity has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock’s price decline does not necessarily mean that we will sell the equity at that time.

While we make every effort to achieve our objective, we can’t guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a

LR00176

complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Securities Risk. Since we invest primarily in equities, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. This means that when stock prices decline overall, the Fund may decline more than the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Growth Stock Risk. The Fund’s net asset value may be subject to above-average fluctuations as a result of seeking higher than average capital growth through its growth equity investment style.

Medium & Small Company Risk. Although the Fund intends to invest in medium- and large- capitalazation companies, the Fund may invest in companies of any market capitalization. Generally, the stock prices of medium- and small-sized companies are less stable than large companies, although this is not always the case.

Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determined independently from that security and could result in a loss to the Fund when the price movement of a derivative used as a hedge does not correlate with a change in the value of the portfolio security. Investments in derivatives may not have the intended effects and may result in losses or missed opportunities and counterparties could default.

Foreign Securities Risk. Foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance.

Initial Public Offerings Risk. The Fund may participate in the initial public offering (IPO) market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desired to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the impacted performance may be unwarranted. In addition, as the Fund’s assets grow, the impact of their IPO investments on performance will decline, which could reduce total returns.

Non-Diversification Risk. As a nondiversified fund, the Fund may invest more than 5% of the Fund’s assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.

Portfolio Turnover Risk. Although it is not one of the Fund’s principal strategies, the Fund may, as it has in the past, actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Fund’s investment subadviser. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and may have adverse tax consequences.

Reinvestment Risk. The Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

For more detailed information about the risks associated with the Fund, see “How the Fund Invests — Investment Risks.”

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund’s performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

No information is provided for the Class L, Class M and Class X shares of the Fund because such share class is new and no performance information is available for a new share class.

Annual Total Returns % (Class B shares)(1)

(1) These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER:	WORST QUARTER:
13.77% (4th quarter of 2001)	-21.26% (3rd quarter of 2001)

Average Annual Total Return % (as of December 31, 2006)

Return Before Taxes	One Year	Five Years	Since Inception
Class A shares	-6.92	1.39	-5.68 (6-2-00)
Class C shares	-3.26	1.78	-5.57 (6-2-00)
Class Z shares	-1.21	2.82	-4.61 (6-2-00)
Class B Shares %
Return Before Taxes	-7.17	1.60	-5.57 (6-2-00)
Return After Taxes on Distributions	-7.17	1.60	-5.57
Return After Taxes on Distributions and Sale of Fund Shares	-4.66	1.36	-4.61
Index (reflects no deduction for fees expenses or taxes)
Russell 1000 Growth Index	9.07	2.69	-4.72
S&P 500 Index	15.78	6.18	1.64
Lipper Average	5.60	2.15	-3.58

Notes to Average Annual Returns Table:

•      The Fund’s returns are after deduction of sales charges and operating expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.

•      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

•      The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

•      The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source: Lipper Inc. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes.

•      The Standard & Poor’s 500 Index (the S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes.

•      The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category. It reflects deductions of fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Source: Lipper Inc.

FEES AND EXPENSES

The following tables show the fees and expenses that you may pay if you buy and hold Class L, Class M, and Class X shares of the Fund. For performance information of the other classes of shares of the Fund, please see the “Evaluating Performance” section of the May 31, 2007 Prospectus for the Fund.

Shareholder Fees (paid directly from your investment)	Class L	Class M	Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1.00%	6.00%	6.00%
Redemption fees	None	None	None
Exchange fee	None	None	None
Small balance account fee	$15	$15	$15

Annual Fund Operating Expenses (deducted from Fund assets)	Class L	Class M	Class X
Management Fees	.90%	.90%	.90%
+Distribution and service (12b-1) fees	.50%	1.00%	1.00%
+Other expenses	.70%	.70%	.70%
+Acquired Fund Fees and Expenses	—	—	—
=Total Annual Fund Operating Expenses	2.10%	2.60%	2.60%

EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund’s Class L, Class M and Class X shares and the cost of investing in such shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund’s Class L, Class M and Class X shares for the time periods indicated and then sell all of your Class L, Class M and Class X shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)	One Year	Three Years	Five Years	Ten Years
Class L	$776	$1,195	$1,639	$2,866
Class M	$863	$1,208	$1,580	$2,764
Class X	$863	$1,208	$1,680	$2,934

Example (No Redemption)	One Year	Three Years	Five Years	Ten Years
Class L	$776	$1,195	$1,639	$2,866
Class M	$263	$808	$1,380	$2,764
Class X	$263	$808	$1,380	$2,934

Notes to Fees and Expenses Tables

•                  Your broker may charge you a separate or additional fee for purchases and sales of shares.

•                  Investors who purchase $1 million or more of Class L shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares convert to Class A shares approximately 10 years after purchase. No CDSC is charged after these periods.

•                  The Fund’s management fee schedule includes fee breakpoints that reduce the Fund’s effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund’s effective management fee. The Fund’s contractual management fee is .90 of 1% of its average daily net assets of the Fund up to$1billion, and .85 of 1% of its average daily net assets in excess of $1 billion.

•                  If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan accounts or employee savings plan accounts.

•                  The Fund may invest in other investment companies (the Acquired Portfolios). Fund shareholders indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under “Acquired Portfolio Fees and Expenses” represent a weighted average of the expense ratio of the Acquired Portfolio in which the Fund invested during the period ended February 28, 2007. The Fund does not pay any transaction costs when purchasing or redeeming shares of the Acquired Portfolios. Since the Fund’s “Acquired Portfolio Fees and Expenses” are less than 0.01%, such expenses are included in the column entitled “Other Expenses.” This may cause the “Total

Annual Fund Operating Expenses” to differ from those set forth in the Fund’s Financial Highlights.

HOW THE FUND IS MANAGED

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes all classes of the Fund’s shares under a Distribution Agreement with the Fund. American Skandia Marketing, Inc. (ASMI) and PIMS (together, the Distributors) distribute the Fund’s Class M and Class X shares. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund’s shares. Under the Plans and the Distribution Agreement, PIMS or ASMI, as applicable, pays the expenses of distributing the Fund’s Class A, B, C, L, M and X shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS or ASMI, as applicable, as compensation for its services for each class of shares. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C, Class L, Class M and Class X shares are subject to an annual 12b-1 fee of ..30%, 1.00%, 1.00%, .50%, 1.00% and 1.00% of the average daily net assets (excluding any applicable fee waivers), respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

Class L, Class M and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds.

Share Class Comparison. Use this chart to help you compare the Fund’s Class L, Class M and Class X share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class L(2)	Class M(2)		Class X(2)
Minimum purchase amount(1)	$2,500(6)	$2,500(6)		$2,500(6)
Minimum amount for Subsequent purchases(1)	$100	$100		$100
Maximum initial sales charge	5.75% of the public offering price	None		None
Contingent Deferred Sales Charge (CDSC)(3)	1%(4)	If sold during:		If sold during:
		Year 1	6%	Year 1	6%
		Year 2	5%	Year 2	5%
		Year 3	4%	Year 3/4	4%
		Year 4	3%	Year 5	3%
		Year 5/6	2%	Year 6/7	2%
		Year 7	1%	Year 8	1%
		Year 8	0%	Year 9	0%
Annual distribution and service (12b-1) fees shown as a percentage of average net assets(5)	.50 of 1%	1%		1%

(1)  The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts.  The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan (“AIP”) is $50.  The minimum initial investment for retirement accounts and custodial accounts for minors is $1000 and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

(2)  Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.

(3)  For more information about the CDSC and how it is calculated, see “How to Sell Your Shares — Contingent Deferred Sales Charge (CDSC).”

(4)  Investors who purchase $1 million or more of Class L shares of other JennisonDryden or Strategic Partners funds and subsequently exchange them for Class L shares of the Fund, and sell these shares within 12 months of purchase are subject to a 1% CDSC.

(5)  These distribution and service (12b-1) fees are paid from the Fund’s assets on a continuous basis. The service fee for the Class L, Class M and Class X is .25 of 1%. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M and Class X shares, is up to 1% (including the .25 of 1% service fee).

(6)  If the value of your Class L, Class M and Class X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account.  Thereafter, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year.  Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.  The $15 small balance account fee will not be charged on:  (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan (“AIP”) accounts or employee savings plan accounts.

Class M and Class X Shares Automatically Convert to Class A Shares

If you buy Class M shares of the Fund and hold them for approximately eight years, or if you acquire Class X shares and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class M or Class X shares, respectively, that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class M or Class X shares if the price of the Class A shares is higher than the price of the Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution” if:

•                  You are selling more than $100,000 of shares;

•                  You want the redemption proceeds made payable to someone that is not in our records;

•                  You want the redemption proceeds sent to some place that is not in our records; or

•                  You are a business or a trust.

An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union.

Contingent Deferred Sales Charge (CDSC)

If you sell Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•                  Amounts representing shares you purchased with reinvested dividends and distributions,

•                  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), seven years for Class M shares and eight years for Class X shares, and

•                  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class L shares in certain cases), seven years for Class M shares and eight years for Class X shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the “Share Class Comparison” chart, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year.  The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year.  The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds, except that the CDSC is calculated based on the shares NAV at the time of purchase for Class M and Class X shares purchased prior to January 1, 2002. For Class M and Class X shares purchased after January 1, 2002, the CDSC will be calculated based on the original cost of the purchase. The rate decreases on the anniversary date of your purchase (except that for Class M and Class X share purchases, the rate decreases on the first day of the anniversary month of your purchase, not the anniversary date itself).

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase.

Waiver of the CDSC - Class M and Class X Shares

The CDSC will be waived if the Class M and Class X shares are sold:

•                  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

•                  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

•                  On certain sales effected through a Systematic Withdrawal Plan.

Waiver of the CDSC — Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund’s net assets, we can then give you securities from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts

If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund’s expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (“AIP”) accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.

90-Day Repurchase Privilege

After you redeem your shares (except for Class L, Class M and Class X), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge.

After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge.

In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase.

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds-if you satisfy the minimum investment requirements, except the Class F shareholders may exchange their shares of a Fund for Class B shares in certain other JennisonDryden or Strategic Partners mutual funds. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you cannot exchange Class A shares for Class B, Class C, Class L, Class M or Class X shares.

After an exchange, at redemption the CDSC will be calculated from the date of the initial purchase, excluding any time Class B, Class C or Class F shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

P.O. Box 9658
Providence, RI 02940

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares — Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.